STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                    Financial Statements for the Period Ended
                               September 30, 1998

                                 [STANDISH LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 25, 1998

Dear Standish Funds Shareholder:

Enclosed you will find the annual statement for your Standish Fund for the fiscal year ending September 30, 1998.

As of that date, Standish, Ayer & Wood, Inc., the advisor, together with its affiliate, Standish International Management Company, L.P., had approximately $45 billion of assets under management including the $6.4 billion of assets represented by the Standish Funds. Our principal clients are corporate pension trusts, governmental pension funds, insurance companies, endowments and foundations, and high net worth individuals. Standish, Ayer & Wood remains independent and is owned by investment professionals active in the business. Both assets under management and the professional staff grew considerably over the past year, while the investment team and the clientele have remained constant.

During the twelve months ending September 30, 1998, investment returns have generally been positive. For example, larger capitalization U.S. common stocks as reflected in the Standard and Poor's 500 Index provided a total return of 9.05%, while higher grade domestic taxable bonds as represented by the Lehman Aggregate returned 11.49%. However, within the twelve-month period there has been considerable volatility. The quarter ending September 30, 1998 was a particularly difficult period for U.S. equities, especially smaller capitalization U.S. stocks, emerging market bonds, and domestic bonds with perceived credit risk.

Recent dramatic events have included Russia's de facto default on its debt, extreme pressures on a very large hedge fund, trading losses by major financial institutions, and disarray in the currency and credit markets. A major change has taken place in investor perception of risk and in rapid deleveraging of the global financial system.

Clearly all financial market participants are operating in a more difficult environment. Standish, Ayer & Wood is devoted to producing superior long-term returns through very disciplined investment philosophies designed to uncover value. We remain confident we have the capability to do a superior job by adhering to our disciplines.

We appreciate the opportunity to serve you and hope you will find the following information helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                       Management Discussion and Analysis

Small capitalization stocks began the year on the upswing, but since April have turned in one of the weakest performance records in recent history. Not only have small capitalization stocks performed poorly compared to the stocks of larger companies, in absolute terms small caps have declined precipitously. For the full year from October 1, 1997 through September 30, 1998 the Standish Small Cap II Equity Fund declined 17.84% compared to a decline of 24.83% for the Russell 2000 Growth Index.

Small cap stocks have underperformed large caps for more than five years, with some notable sharp rallies as exceptions. In calendar year 1998, while earnings forecasts have come down in concert with slower expected economic growth, the stocks have experienced a more extreme correction. Investors have abandoned the new issues market, raising the bar small companies must jump to raise equity capital. Mutual fund cash inflows have slowed and in some weeks gone negative, offsetting the benefits of a slack IPO market. While these trends may continue in the current risk-averse markets, we believe that small caps have very attractive characteristics.

Small cap companies, while not isolated from world events, are primarily domestic in their operations, can grow earnings more rapidly than large caps, and are often more flexible and entrepreneurial. It is our opinion that small caps are underowned, oversold, neglected, and subject to very low expectations. Over the intermediate term we believe the prospects for small caps are excellent.

Volatility has been above norms, and months like August make analysis of performance for the year difficult. Our stock selection made a strong contribution for most of the year, except for the very weakest periods, when the impact of absolute size was of overriding importance. Our focus on smaller companies within the small cap segment of the market has hurt performance during the past year. Our sector emphasis continues to be technology, healthcare, and business services. Our investments in technology include software, the Internet, communications, and media companies. In healthcare we are focused on biotechnology and service companies. Business services include a wide variety of industries: transaction processing, broadcasting, publishing, transportation, and education. We target the highest quality companies, defined by business position, management focus and intensity, balance sheet strength, and competitive advantage. We then look for favorable valuation to initiate an investment position. We are very price sensitive in both investing and profit taking.

The Standish Small Cap investment team is functioning smoothly. Portfolio management responsibilities are shared by Drew Beja and myself, and research efforts are directed by Jonathan Stone. We have considerable research expertise in the key sectors mentioned above, and our team approach ensures that every investment receives team review. This summer Sarah Griffin joined our team as our expert in performance attribution, quantitative support, and client liaison. Sarah has been at Standish in various capacities prior to joining the Small Cap team. More recently, Michael Fechter has joined Standish and will be part of the Small Cap team specializing in marketing and client communications. Michael was at Putnam Investments for seven years where he specialized in client service.

In closing, it is important to remind you of the volatility of small cap investments, particularly in the growth part of the small cap market. We attempt to offset this volatility through diversification, sector concentration limits, and particular attention to business quality, balance sheet strength, and stock valuation. Nonetheless, we are typically fully invested and therefore are broadside to market volatility in the small cap arena. We remain optimistic about the outlook for small cap stocks despite the recent challenges. We are very appreciative of your support and thank you for your interest in the Standish Small Cap II Equity Fund.

Sincerely,


/s/ Nicholas S. Battelle                  /s/ Andrew L. Beja

Nicholas S. Battelle                      Andrew L. Beja

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

             Comparison of Change in Value of $100,000 Investment in
                     Standish Small Capitalization Fund II,
  the S&P 500 Index, the Russell 2000 Index, and the Russell 2000 Growth Index

  [The following table was originally a line graph in the printed materials.]

                     Standish Small
                     Capitalization   Russell 2000  S&P 500      Russell 2000
                     Equity Fund II   Index         Index        Growth Index
                     --------------   ------------  -------      ------------
Inception 12/23/96   100000           100000        100000       100000
12/31/96             101900           102020        99170        102396
1/31/97              106850           104061        105369       104954
2/28/97              98950            101538        106195       98616
3/31/97              93000            96746         101831       91656
4/30/97              93900            97016         107901       90593
5/31/97              110800           108814        114472       104209
6/30/97              108850           112439        119600       107742
7/31/97              126500           117668        129120       113258
8/31/97              131550           120362        121890       116656
9/30/97              145651           129173        128569       125965
10/31/97             135297           123498        124275       118400
11/30/97             133647           122699        130029       115577
12/31/97             133301           124847        132262       115642
1/31/98              134163           122876        133725       114099
2/28/98              149189           131962        143370       124173
3/31/98              154791           137404        150711       129382
4/30/98              158399           138164        152228       130175
5/31/98              147035           130722        149611       120718
6/30/98              147250           130997        155688       121952
7/31/98              147250           130997        155688       121952
8/31/98              108149           97012         131761       85973
9/30/98              119675           104609        140202       94690

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                       Statement of Assets and Liabilities
                               September 30, 1998
--------------------------------------------------------------------------------

Assets
   Investment in Standish Small Capitalization Equity Portfolio II ("Portfolio"),
      at value (Note 1A)                                                                                $ 11,922,801
   Receivable for Fund shares sold                                                                            30,255
   Receivable from investment adviser (Note 3)                                                                 4,858
   Other assets                                                                                                  113
                                                                                                        -------------
       Total assets                                                                                       11,958,027

Liabilities
   Accrued accounting, custody and transfer agent fees                               $     2,918
   Accrued trustees' fees and expenses (Note 3)                                              967
   Accrued expenses and other liabilities                                                 10,159
                                                                                     ------------

       Total liabilities                                                                                      14,044
                                                                                                        -------------
Net Assets                                                                                              $ 11,943,983
                                                                                                        =============
Net Assets consist of:
   Paid-in capital                                                                                      $ 13,451,272
   Accumulated distributions in excess of net realized loss                                                 (384,658)
   Net unrealized depreciation                                                                            (1,122,631)
                                                                                                        -------------
Total Net Assets                                                                                        $ 11,943,983
                                                                                                        =============

Shares of beneficial interest outstanding                                                                    537,602
                                                                                                        =============

Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                      $      22.22
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                             Statement of Operations
                      For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income allocated from Portfolio                                                          $     25,398
   Dividend income allocated from Portfolio                                                                 8,756
   Expenses allocated from Portfolio                                                                      (59,876)
                                                                                                     -------------
       Net investment income from Portfolio                                                               (25,722)

Expenses
   Accounting, custody and transfer agent fees                                $    27,335
   Registration fees                                                               13,385
   Legal and audit services                                                         9,509
   Trustees' fees and expenses (Note 3)                                             3,110
   Insurance expense                                                                  181
   Miscellaneous                                                                    2,500
                                                                              ------------
       Total expenses                                                              56,020

Deduct:
   Reimbursement of Fund operating expenses                                       (56,020)
                                                                              ------------

       Net expenses                                                                                             0
                                                                                                     -------------
          Net investment income                                                                           (25,722)
                                                                                                     -------------

Realized and Unrealized Gain
   Net realized gain allocated from Portfolio on:
       Investment security transactions                                            36,806
                                                                              ------------
          Net realized gain                                                                                36,806

   Change in unrealized appreciation (depreciation) allocated from
     Portfolio on:
       Investment securities                                                   (2,290,170)
                                                                              ------------
          Change in net unrealized appreciation (depreciation)                                         (2,290,170)
                                                                                                     -------------

       Net realized and unrealized loss                                                                (2,253,364)
                                                                                                     -------------

Net Decrease in Net Assets from Operations                                                           $ (2,279,086)
                                                                                                     =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                   For the period
                                                                                                 December 23, 1996
                                                                               Nine Months        (commencement of
                                                         Year Ended               Ended            operations) to
                                                     September 30, 1998    September 30, 1997    December 31, 1996
                                                    --------------------  --------------------  ---------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income (loss)                            $   (25,722)         $    8,488           $    198
   Net realized gain                                            36,806             129,163                 --
   Change in net unrealized appreciation
      (depreciation)                                        (2,290,170)          1,158,569              8,970
                                                           ------------         -----------          ---------
      Net increase (decrease) in Net Assets from
      Investment Operations                                 (2,279,086)          1,296,220              9,168
                                                           ------------         -----------          ---------

Distributions to Shareholders (Note 2)
   From net investment income                                  (12,372)             (2,145)                --
   From net realized gain                                     (165,969)                 --                 --
   In excess of net realized gain                             (384,658)                 --                 --
                                                           ------------         -----------          ---------
      Total distributions to shareholders                     (562,999)             (2,145)                --
                                                           ------------         -----------          ---------


Fund Share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                          9,955,084           5,177,545            475,000
   Value of shares issued to shareholders in payment
      of distributions declared                                555,593               1,978                 --
   Cost of shares redeemed                                  (2,038,167)           (644,208)                --
                                                           ------------         -----------          ---------
      Increase in Net Assets from Fund share
      transactions                                           8,472,510           4,535,315            475,000
                                                           ------------         -----------          ---------

Total Increase in Net Assets                                 5,630,425           5,829,390            484,168

Net Assets
   At beginning of year                                      6,313,558             484,168                 --
                                                           ------------         -----------          ---------

   At end of year (including undistributed
      investment income of $0, $6,541 and $198,
      respectively)                                        $11,943,983          $6,313,558           $484,168
                                                           ============         ===========          =========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                     For the period
                                                                                                   December 23, 1996
                                                                                Nine Months         (commencement of
                                                           Year Ended              Ended             operations) to
                                                    September 30, 1998 (1)   September 30, 1997    December 31, 1996
                                                   ------------------------ -------------------- -----------------------
Net Asset Value, Beginning of Year                          $  29.12               $20.39                $20.00
                                                            ---------              -------               -------
Investment Operations:
   Net investment income (loss) *                              (0.07)                0.03                    --
   Net realized and unrealized gain (loss) on
      investments                                              (5.01)                8.71                  0.39
                                                            ---------              -------               -------
Total from investment operations                               (5.08)                8.74                  0.39
                                                            ---------              -------               -------
Less distributions declared to shareholders
   From net investment income                                  (0.04)               (0.01)                   --
   From net realized gain on investments                       (0.54)                  --                    --
   In excess of net realized gain on investments               (1.24)                  --                    --
                                                            ---------              -------               -------
Total distributions                                            (1.82)               (0.01)                   --
                                                            ---------              -------               -------
Net Asset Value, End of Year                                $  22.22               $29.12                $20.39
                                                            =========              =======               =======

Total Return                                                  (17.84)%              42.94%                   --(2)

Ratios/Supplemental Data
   Expenses (to average daily net assets) * (3)                 0.58%                0.00%+                  --(2)
   Net investment income (loss) (to average daily net
      assets) *                                                (0.25)%               0.49%+                  --(2)
   Net assets, end of year (000's omitted)                  $ 11,944               $6,314                $  484

-------------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its advisory fee on the Portfolio and reimbursed the Portfolio for a portion of its operating expenses and reimbursed the Fund for all of its operating expenses. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:

   Net investment loss per share                            $  (0.42)              $(0.25)                   --(2)
   Ratios (to average daily net assets):
      Expenses (3)                                              1.94%                3.56%+                  --(2)
      Net investment income (loss)                             (1.61)%              (3.07)%+                 --(2)

(1) Calculated based on average shares outstanding.
(2) Amounts are not meaningful due to the short period of operations.
(3) Includes the Fund's share of the Standish Small Capitalization Equity II Portfolio's allocated expenses for the periods since commencement of operations.
+   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund II (the "Fund") is a separate diversified investment series of the Trust.

         The Fund invests all of its investable assets in an interest in Standish Small Capitalization Equity Portfolio II (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

         The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations

         The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

         B.  Securities transactions and income

         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

         C.  Federal taxes

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Fund elected to defer to its fiscal year ending September 30, 1999 $148,969 losses recognized during the period November 1, 1997 to September 30, 1998.

         D.  Other

         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

(2)      Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)      Investment Advisory Fee:

         The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer, & Wood, Inc. ("SA&W") for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. SA&W has voluntarily agreed to limit total Fund operating expenses and its pro-rata share of expenses allocated from the Portfolio (excluding commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the period April 1, 1998 to September 30, 1998. Prior to April 1, 1998, SA&W had voluntarily agreed to limit total Fund operating expenses and its pro-rata share of expenses allocated from the Portfolio to 0.00% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, for the year ended September 30, 1998, SA&W voluntarily reimbursed the Fund for its operating expenses in the amount of $49,720. The Trust pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)      Investment Transactions:

         Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 1998 aggregated $9,663,712 and $1,758,185, respectively.

(5)      Shares of Beneficial Interest:

         The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                                     For the Period
                                                                                                    December 23, 1996
                                                                                                    (commencement of
                                                         Year Ended         Nine Months Ended        operations) to
                                                     September 30, 1998    September 30, 1997       December 31, 1996
                                                    --------------------- ----------------------  ----------------------
           Shares sold............................               373,288                222,940                  23,750
           Shares issued to shareholders in
              payment of distributions declared...                23,472                     69                       0
           Shares redeemed........................               (75,976)               (29,941)                      0
                                                    --------------------- ----------------------  ----------------------
           Net increase/(decrease)................               320,784                193,068                  23,750
                                                    ===================== ======================  ======================

         At September 30, 1998, the Fund had one shareholder of record owning approximately 18% of the Fund's outstanding voting shares.

                        Report of Independent Accountants

      To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund II:

      In our opinion the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II (the "Fund"), at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


      PricewaterhouseCoopers LLP
      Boston, Massachusetts
      November 18, 1998

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                Shares           (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
EQUITIES -- 94.3%

Capital Goods -- 5.1%
AFC Cable Systems, Inc.*                                                                 4,900         $     116,375
Eagle USA Airfreight, Inc.*                                                              4,800                67,200
Heico Corp.                                                                              7,000               116,813
Kellstrom Industries, Inc.*                                                              3,100                43,013
Kroll-Ogara Co.*                                                                         5,700               133,238
Service Experts Inc.*                                                                    4,600               127,938
                                                                                                       --------------
                                                                                                             604,577
                                                                                                       --------------

Consumer Stable -- 2.1%
United Natural Foods Inc.*                                                               9,900               252,449
                                                                                                       --------------

Early Cyclical -- 3.2%
Atlantic Coast Airlines, Inc.*                                                           8,600               201,025
Midwest Express Holdings*                                                                5,500               184,250
                                                                                                       --------------
                                                                                                             385,275
                                                                                                       --------------

Energy -- 2.8%
Cal Dive International, Inc.*                                                            7,200               129,600
Dril-Quip*                                                                               3,700                64,750
Friede Goldman Intl Inc.*                                                                3,500                55,125
Newpark Resources, Inc.*                                                                11,900                81,813
                                                                                                       --------------
                                                                                                             331,288
                                                                                                       --------------

Financial -- 1.6%
First Republic Bank*                                                                     4,300               131,150
First Sierra Financial, Inc.*                                                            7,000                63,438
                                                                                                       --------------
                                                                                                             194,588
                                                                                                       --------------

Growth Cyclical -- 6.3%
Central Garden & Pet Co.*                                                                9,100               168,350
Coach USA Inc.*                                                                          7,600               187,625
Gadzooks Inc.*                                                                          11,500               105,656
ResortQuest International Inc.*                                                         10,900                96,056
Stein Mart Inc.*                                                                        13,100               104,800
Wet Seal, Inc., Class A*                                                                 5,100                88,294
                                                                                                       --------------
                                                                                                             750,781
                                                                                                       --------------

Health Care -- 21.4%
Affymetrix Inc.*                                                                         4,200               108,150
Alkermes, Inc.*                                                                          4,700                68,444
Chirex, Inc.*                                                                           11,700               139,669
Coulter Pharmaceutical Inc.*                                                             5,500               136,813


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                Shares           (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Health Care (continued)
Cytyc Corp.*                                                                             9,600         $      97,200
Daou Systems, Inc.*                                                                     14,700                84,525
Guilford Pharmaceuticals Inc.*                                                           5,200                72,800
Impath Inc.*                                                                             9,200               273,699
Inhale Therapeutic Systems*                                                              4,700               131,600
Ligand Pharmaceuticals, Class B*                                                         7,500                68,438
Neurogen Corp.*                                                                          6,200               102,300
Novoste Corp.*                                                                           8,900               114,588
Parexel International Corp.*                                                             5,400               210,599
Pharmaceutical Product Development*                                                      7,200               201,599
Province Healthcare Co.*                                                                 2,600                88,563
Quadramed Corp.*                                                                         4,100                82,513
Sepracor Inc.*                                                                           3,600               236,699
Transition Systems, Inc.*                                                               10,900                91,288
Transkaryotic Therapies Inc.*                                                            5,800               139,200
Vical Inc.*                                                                              9,300               102,300
                                                                                                       --------------
                                                                                                           2,550,987
                                                                                                       --------------

Services -- 28.4%
Abacus Direct Corp.*                                                                     3,700               188,700
Ambassadors International*                                                               2,800                50,400
Bright Horizons, Inc.*                                                                   4,800               102,000
CCC Information Services Group*                                                          4,200                52,500
Computer Horizons Corp.*                                                                 2,000                49,875
Computer Task Group, Inc.                                                                5,900               172,944
Devry, Inc.*                                                                             6,700               157,031
Emmis Broadcasting Corp., Class A*                                                       3,300               124,575
F.Y.I. Inc.*                                                                             5,400               132,300
Gray Communications Systems, Class B                                                     5,100               126,863
Ha-lo Industries, Inc.*                                                                  4,200               122,850
Hagler Bailly*                                                                           4,300                83,850
Information Management Resources*                                                        3,400                84,150
Inspire Insurance Solutions*                                                             4,650               109,856
Intelligroup, Inc.*                                                                     15,800               268,599
Intl Telecomm Data Systems*                                                              4,850               140,650
Metro Networks Inc.*                                                                     4,000               146,500
Metzler Group, Inc.*                                                                     3,300               113,025
NCO Group Inc.*                                                                          4,800               133,500
On Assignment Inc.*                                                                      2,500                92,500
Personnel Group of America, Inc.*                                                        8,900               109,581
Peterson Companies, Inc. Class A*                                                        7,800               222,299

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                Shares           (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
Services (continued)
Renaissance Worldwide Inc.*                                                             10,000         $     131,250
Scandinavian Broadcast Systems Corp.*                                                   17,200               365,499
Wilmar Industries Inc.*                                                                  5,200               110,500
                                                                                                       --------------
                                                                                                           3,391,797
                                                                                                       --------------

Technology -- 23.4%
Aspen Technologies, Inc.*                                                                5,500               147,125
ATMI Inc.*                                                                              23,900               331,612
Best Software, Inc.*                                                                     6,600               158,400
C-Net Inc.*                                                                              2,800               128,100
CMG Information Services, Inc.*                                                          2,700               143,775
Datastream Systems, Inc.*                                                                5,300                92,419
Davox Corp.*                                                                            10,300                96,563
Exodus Communications, Inc.*                                                             5,500               134,063
HNC Software Inc.*                                                                       3,200               130,000
Infinium Software, Inc.*                                                                11,400               106,875
Infoseek Corp.*                                                                          6,400               157,600
Lycos Inc.*                                                                              3,400               114,963
Micrel, Inc.*                                                                            1,900                50,350
National Computer System, Inc.                                                           4,400               129,800
Pegasystems, Inc.*                                                                       4,800                73,800
Photronics Inc.*                                                                         8,900               113,475
Preview Travel Inc.*                                                                     2,500                45,625
PRI Automation, Inc.*                                                                    6,300                78,750
Sanmina Corp.*                                                                           3,200                90,000
Sportsline USA, Inc.*                                                                    2,000                34,875
Transaction Systems Archit, Class A*                                                     3,800               134,900
TSI International Software Ltd.*                                                         4,500               155,813
Unitrode Corp.*                                                                         12,700               134,938
                                                                                                       --------------
                                                                                                           2,783,821
                                                                                                       --------------

TOTAL EQUITIES (COST $12,368,195)                                                                         11,245,563
                                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1998
--------------------------------------------------------------------------------

                                                                                                            Value
Security                                                                                                  (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.1%

Repurchase Agreements -- 5.1%
Prudential-Bache Repurchase Agreement, dated 9/30/98, due 10/1/98, maturity value of $603,456 and an effective yield of 4.75%, collateralized by a U.S. Treasury obligation with a rate of 8.125%, a maturity date of 8/15/19 and a market value of
$620,648.                                                                                              $     603,376
                                                                                                       --------------

Total Repurchase Agreements (Cost $603,376)                                                                  603,376
                                                                                                       --------------


TOTAL SHORT-TERM INVESTMENTS (COST $603,376)                                                                 603,376
                                                                                                       --------------

TOTAL INVESTMENTS -- 99.4% (COST $12,971,571)                                                          $  11,848,939

Other Assets, Less Liabilities -- 0.6%                                                                        73,969
                                                                                                       --------------

NET ASSETS -- 100%                                                                                     $  11,922,908
                                                                                                       ==============


Notes to the Schedule of Investments:

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                       Statement of Assets and Liabilities
                               September 30, 1998
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $12,971,571)                                       $ 11,848,939
   Cash                                                                                                      152,395
   Receivable for investments sold                                                                            70,390
   Interest and dividends receivable                                                                           1,063
   Receivable from investment adviser (Note 2)                                                                12,571
   Deferred organization costs (Note 1E)                                                                      15,335
   Prepaid expenses                                                                                            1,022
                                                                                                        -------------
       Total assets                                                                                       12,101,715

Liabilities
   Payable for investments purchased                                                 $   156,734
   Accrued accounting and custody fees                                                     6,286
   Accrued trustees' fees and expenses (Note 2)                                            1,698
   Accrued expenses and other liabilities                                                 14,089
                                                                                     ------------

       Total liabilities                                                                                     178,807
                                                                                                        -------------

Net Assets (applicable to investors' beneficial interests)                                              $ 11,922,908
                                                                                                        =============


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                             Statement of Operations
                      For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1C)
   Interest income                                                                                     $     25,400
   Dividend income                                                                                            8,756
                                                                                                       -------------
       Total income                                                                                          34,156

Expenses
   Investment advisory fee (Note 2)                                              $    61,698
   Accounting and custody fees                                                        52,239
   Trustees' fees and expenses (Note 2)                                                7,964
   Legal and audit services                                                           12,096
   Amortization of organization cost (Note 1E)                                         4,747
   Insurance expense                                                                   2,447
   Miscellaneous                                                                       2,250
                                                                                 ------------
       Total expenses                                                                143,441
                                                                                 ------------

Deduct:
   Waiver of investment advisory fee (Note 2)                                        (61,698)
   Reimbursement of Portfolio operating expenses                                     (21,865)
                                                                                 ------------
      Total waiver of investment advisory fee and
         reimbursement of operating expenses                                         (83,563)
                                                                                 ------------

       Net expenses                                                                                          59,878
                                                                                                       -------------

          Net investment loss                                                                               (25,722)
                                                                                                       -------------

Realized and Unrealized Gain
   Net realized gain
       Investment security transactions                                               36,810
                                                                                 ------------
          Net realized gain                                                                                  36,810

   Change in unrealized appreciation (depreciation)
       Investment securities                                                      (2,290,197)
                                                                                 ------------
          Change in net unrealized appreciation (depreciation)                                           (2,290,197)
                                                                                                       -------------

       Net realized and unrealized loss                                                                  (2,253,387)
                                                                                                       -------------

Net Decrease in Net Assets from Operations                                                             $ (2,279,109)
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                      For the period
                                                                                                     December 23, 1996
                                                                                                     (commencement of
                                                             Year Ended        Nine Months Ended      operations) to
                                                         September 30, 1998    September 30, 1997    December 31, 1996
                                                        -------------------- ---------------------- --------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income (loss)                               $   (25,722)        $    8,488            $     198
   Net realized gain                                               36,810            129,166                   --
   Change in net unrealized appreciation
      (depreciation)                                           (2,290,197)         1,158,595                8,970
                                                              ------------        -----------           ----------
      Net increase (decrease) in Net Assets
      from Investment Operations                               (2,279,109)         1,296,249                9,168
                                                              ------------        -----------           ----------

Capital Transactions
   Contributions                                                9,663,712          5,257,608              475,000
   Withdrawals                                                 (1,758,185)          (741,535)                  --
                                                              ------------        -----------           ----------
      Increase in Net Assets resulting from
      capital transactions                                      7,905,527          4,516,073              475,000
                                                              ------------        -----------           ----------

Total Increase in Net Assets                                    5,626,418          5,812,322              484,168

Net Assets
   At beginning of year                                         6,296,490            484,168                   --
                                                              ------------        -----------           ----------

   At end of year                                             $11,922,908         $6,296,490            $ 484,168
                                                              ============        ===========           ==========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                                Supplemental Data
--------------------------------------------------------------------------------

                                                                                                      For the period
                                                                                                     December 23, 1996
                                                                                   Nine Months       (commencement of
                                                             Year Ended               Ended           operations) to
                                                         September 30, 1998     September 30, 1997   December 31, 1996
                                                       ---------------------- --------------------- --------------------
Ratios:
   Expenses (to average net assets) *                               0.58%               0.00%+             --(1)
   Net investment income (loss) (to average net assets) *          (0.25)%              0.50%+             --(1)


Portfolio turnover                                                   147%                122%              --
Net assets, end of year (000's omitted)                          $11,923             $ 6,296             $484

-------------------------

* For the periods indicated, the investment adviser did not impose any of its investment advisory fee and reimbursed the Portfolio for all of its operating expenses. If these voluntary actions had not been taken, the ratios would have been:

Ratios (to average daily net assets):

      Expenses                                                      1.39%               4.33%+             --(1)
      Net investment income (loss)                                 (1.06)%             (3.84)%+            --(1)

+   Computed on an annualized basis.
(1) Amounts are not meaningful due to the short period of operations.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Portfolio II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio II (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1998, the Standish Small Capitalization Equity Fund II's proportionate interest in the net assets of the Portfolio was approximately 100%.

         The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B.  Repurchase agreements

         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C.  Securities transactions and income

         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

         D.  Income taxes

         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Sec Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Portfolio II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E.  Deferred organizational expenses

         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through December, 2001.

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. SA&W has voluntarily agreed to limit the total Portfolio's operating expenses (excluding brokerage commissions, taxes, and extraordinary expenses) to 1.00% of the Portfolio's average daily net assets for the period April 1, 1998 to September 30, 1998. Prior to April 1, 1998, SA&W had voluntarily agreed to limit the total Portfolio's operating expenses to 0.00% of the Portfolio's average daily net assets. Pursuant to this agreement SAW voluntarily did not impose $61,698 of its investment advisory fee, and reimbursed the Portfolio for its operating expenses of $21,865. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Cost of purchases and proceeds from sales of investments, other than short-term obligations were as follows:

                                                                 Year Ended
                                                             September 30, 1998
                                                        ----------------------------
                                                          Purchases        Sales
                                                        ----------------------------
           U.S. Government Securities                   $           0  $           0
                                                        =============  =============
           Investments (non-U.S. Government Securities) $  21,363,815  $  14,137,754
                                                        =============  =============

(4)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1998, as computed on a federal income tax basis, were as follows:

           Aggregate Cost.....................................................  $  13,207,257
                                                                                =============

           Gross unrealized appreciation......................................  $     968,695
           Gross unrealized depreciation......................................     (2,327,013)
                                                                                -------------
           Net unrealized appreciation (depreciation).........................  $  (1,358,318)
                                                                                =============

(5)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

         The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contract's terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold
         (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions during the year ended September 30, 1998.

         Futures contracts

         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Portfolio deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in value of the hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. The Portfolio had no open financial futures contracts at September 30, 1998.

                          Independent Auditor's Report

         To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Small Capitalization Equity Portfolio II:

         In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio II (the "Portfolio"), at September 30, 1998, the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and supplementary data (herein referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


         PricewaterhouseCoopers LLP
         Boston, Massachusetts
         November 18, 1998

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